Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-K of IDEXX Laboratories, Inc. (the “Company”) for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Merilee Raines
February 22, 2011	Merilee Raines Corporate Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, has been provided to IDEXX Laboratories, Inc. and will be retained by IDEXX Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.